                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 16, 1999
                                Date of Report
                       (Date of earliest event reported)

                              INFOSPACE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


            0-25131                               91-1718107
     (Commission File No.)           (IRS Employer Identification Number)


                            15375 N.E. 90th Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-602-0600
             (Registrant's Telephone Number, Including Area Code)

Item 5.     Other Events
-------------------------

     On August 16, 1999, InfoSpace.com, Inc. ("InfoSpace.com") announced that it has reached a definitive agreement to acquire INEX Corporation, an Ontario company.

     A copy of the press release is attached at Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.     Exhibits
--------------------

     (c)  Exhibits

          99.1 Press Release dated August 16, 1999, regarding InfoSpace.com's announcement of the acquisition of INEX Corporation, an Ontario company.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 25, 1999           INFOSPACE.COM, INC.

                                 By:  /s/     Ellen B. Alben
                                      ----------------------------------
                                      Vice President, Legal and Business
                                      Affairs and Secretary

                               INDEX TO EXHIBITS


   Exhibit
   Number    Description
   ------    -----------

    99.1 Press Release dated August 16, 1999, regarding InfoSpace.com's announcement of the acquisition of INEX Corporation, an Ontario company.